AMENDMENT TO SPLIT DOLLAR INSURANCE AGREEMENTS
AND
CONFIRMATION OF NEW SPLIT DOLLAR AGREEMENT


The undersigned do hereby agree that the face amount of Manulife policy #4909658 is reduced from $1,000,000 to $500,000. It is further agreed that Chase Corporation has the right to cancel Manulife policy #4909696 and Aurora policy #C11190874L.

It is further agreed that a Split Dollar Agreement with respect to MetLife policy #950650078A has been executed as of June 8, 1995.

The undersigned do hereby amend the Split Dollar Insurance Agreements dated December 2, 1983 between Chase Corporation and Edward L. Chase, and dated November 10, 1987 between Chase Corporation and Edward L. Chase and Claire Chase, as amended. As of the date of this amendment, the policy death benefits (also herein called face amount or face value) and the respective interests of all parties in the relevant life insurance policies are as follow. It is agreed that Chase Corporation has the right to recover from the cash value or death benefit of the policies the "Corp Amount to be Recovered" plus any additional premiums paid for each respective policy.


    Policy                            Corp Amount            Employee

Insured(s)                            Policy               Death
Benefit                    to be Recovered   Death Benefit

Edward                                                 Manulife
    $500,000*                  $271,604
    Balance
                                      #4909658

Edward                                                 Manulife
    $1,500,000                  All                    $0
                                      #4909696

Edward                                                 Aurora
                           $1,000,000      All
    $0
                                      #C11190874L

Edward & Claire            Manulife   $1,480,000           $110,612**
    Balance
                                      #4031072

Edward & Claire            Metlife    $4,123,000           $119,335
                           Balance
                                      #950650078A

*Reduced as of the date of this amendment from $1,000,000.
**Includes recovery for shortfall from Manulife policy #4909696 of $11,040.


CHASE CORPORATION

By: s/s Peter R. Chase
    August 11, 1995

  S/s/  Edward L. Chase
    August 12, 1995

  S/s  Claire Chase
    August 12, 1995

  S/s  Sarah Chase, Trustee
    August 12, 1995